EXHIBIT 10.3

                               SECURITY AGREEMENT


     THIS SECURITY AGREEMENT (this "Agreement") is made as of February 14, 2003 by and between SmartServ Online, Inc. a Delaware corporation ("Debtor") and Global Capital Funding Group, L.P., a Delaware limited partnership ("Secured Party").


     1. Definitions.
        -----------

        (a) Certain Defined Terms. The following terms, as used herein, have the meanings set forth below:

     "Accounts" means all of the following: (a) accounts receivable, contract rights, book debts, notes, drafts and other obligations and indebtedness arising from the sale, lease or exchange of goods or other property and/or the performance of services; (b) rights in, to and under all purchase orders for goods, services or other property; (c) rights to any goods, services or other property represented by any of the foregoing (including returned or repossessed goods and unpaid sellers' rights of rescission, replevin, reclamation and rights to stoppage in transit); (d) monies due to or to become due under all contracts for the sale, lease or exchange of goods or other property and/or the performance of services (whether or not yet earned by performance); and (e) Proceeds of any of the foregoing and all collateral security and guaranties of any kind given by any Person with respect to any of the foregoing.

     "Collateral" has the meaning assigned to that term in Section 3.

     "Documents" means all "documents" (as defined in the UCC) or other receipts covering, evidencing or representing goods.

     "Equipment" means all "equipment" (as defined in the UCC), including, without limitation, all machinery, motor vehicles, trucks, trailers, vessels, aircraft and rolling stock and all parts thereof and all additions and accessions thereto and replacements therefore.

     "Event of Default" has the meaning assigned to that term in Section 9.

     "Fixtures" means all plant fixtures,  business fixtures, other fixtures and
storage  office  facilities  and  all  additions  and  accessions   thereto  and
replacements therefore.

     "General Intangibles" means all "general intangibles" (as defined in the UCC), including, without limitation: (a) all agreements, leases, licenses and contracts to which Debtor is or may become a party; (b) all obligations or indebtedness owing to Debtor (other than Accounts) from


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whatever source arising; (c) all tax refunds; (d) all intellectual property; (e)
all choses in action and causes of action; and (f) all trade secrets and other confidential information relating to the business of Debtor.

     "Instruments" means all "instruments," "chattel paper" or "letters of credit" (each as defined in the UCC) including, but not limited to, promissory Notes, drafts, bills of exchange and trade acceptances.

     "Inventory" means all "inventory" (as defined in the UCC), including, without limitation, finished goods, raw materials, work in process and other materials and supplies (including packaging and shipping materials) used or consumed in the manufacture or production thereof and returned and repossessed goods.

     "Investment  Property" means all  "investment  property" (as defined in the
UCC), including certificated and uncertificated securities, security entitlements, securities accounts, commodity contracts and commodity accounts (each as defined in the UCC).

     "Note" means that certain 10%  Convertible  Note of even date herewith,  in the original principal amount of $1,000,000, made and executed by Debtor and issued to Secured Party, and all amendments and supplements thereto, restatements thereof and renewals, extensions, restructuring and refinancings thereof.

     "Person" means and includes natural persons, corporations, limited partnerships, general partnerships, joint stock companies, joint ventures, associations, companies, trusts, banks, trust companies, land trusts, business trusts or other organizations, whether or not legal entities, and governments and agencies and political subdivisions thereof.

     "Proceeds" means all proceeds of, and all other profits, rentals or receipts, in whatever form, arising from the collection, sale, lease, exchange, assignment, licensing or other disposition of, or realization upon, any Collateral including, without limitation, all claims against third parties for loss of, damage to or destruction of, or for proceeds payable under, or unearned premiums with respect to, policies of insurance with respect to any Collateral, and any condemnation or requisition payments with respect to any Collateral, in each case whether now existing or hereafter arising.

     "Secured Obligations" has the meaning assigned to that term in Section 4.

     "Security  Interests"  means the  security  interests  granted  pursuant to
Section 3, as well as all other security interests created or assigned as additional security for the Secured Obligations pursuant to the provisions of this Agreement.

     "Securities Purchase Agreement" means that certain Securities Purchase Agreement of even date herewith, by and between Debtor and Secured Party.



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

     "UCC" means the Uniform Commercial Code as in effect on the date hereof in the State of Delaware, provided that if by reason of mandatory provisions of law, the perfection or the effect of perfection or non-perfection of the Security Interest in any Collateral or the availability of any remedy hereunder is governed by the Uniform Commercial Code as in effect on or after the date hereof in any other jurisdiction, "UCC" means the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such perfection or effect of perfection or non-perfection or availability of such remedy.

     2. Other Definition Provisions. References to "Sections", "subsections", "Exhibits" and "Schedules" shall be to Sections, subsections, Exhibits and Schedules, respectively, of this Agreement unless otherwise specifically provided. Any of the terms defined in Section 1(a) may, unless the context otherwise requires, be used in the singular or the plural depending on the reference. All references to statutes and related regulations shall include (unless otherwise specifically provided herein) any amendments of same and any successor statutes and regulations.

     3. Grant of Security Interests

     In order to secure the payment and performance of the Secured Obligations in accordance with the terms thereof, Debtor hereby grants to Secured Party, a continuing security interest in and to all right, title and interest of Debtor in the collateral (and any Proceeds therefrom) described on Exhibit A hereto, whether now owned or existing or hereafter acquired or arising (all being collectively referred to as the "Collateral").

     4. Security for Obligations

        This Agreement secures the payment and performance of the Securities Purchase Agreement and the Note, and all renewals, extensions, restructuring and refinancings thereof (the "Secured Obligations").

     5. Representations and Warranties. Debtor represents and warrants as follows:

        (a) Binding Obligation. This Agreement is the legally valid and binding obligation of Debtor, enforceable against Debtor in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium, or similar laws or equitable principles relating to or limiting creditor's rights generally.

        (b) Ownership of Collateral. Except as set forth on Schedule 5(b), Debtor owns the Collateral free and clear of any lien, security interest or encumbrance. Except as set forth on Schedule 5(b), no effective financing statement or other form of lien notice covering all or any part of the Collateral is on file in any recording office.

        (c) Office Locations; Debtor Names.



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

            (i) As of the date hereof, the chief place of business, the chief executive office and the office where Debtor keeps its books and records is located at the place specified on Schedule 5(c)(i) hereto. Except as set forth on Schedule 5(c)(i), Debtor has not maintained any other address at any time during the five years preceding the date hereof.

            (ii) Debtor does not do business nor, as of the date hereof, has it done business during the past five years under any corporate name, trade name or fictitious business name except for Debtor's corporate name set forth above.

        (d) Perfection. Subject to the release within 10 Business Days of the liens set forth in Section 5(b), this Agreement, together with the UCC filings referenced herein, create to secure the Secured Obligations a valid, perfected and first priority security interest in the Collateral, and all filings and other actions necessary or desirable to perfect and protect such security interest have been duly taken.

        (e) Governmental Authorizations; Consents. No authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or consent of any other Person is required either (i) for the grant by Debtor of the Security Interests granted hereby or for the execution, delivery or performance of this Agreement by Debtor or (ii) for the perfection of or the exercise by Secured Party of its rights and remedies hereunder (except as may have been taken by or at the direction of Debtor or Secured Party) other than the filing of financing statements in connection with the perfection of the Security Interests.

        (f) Value of Collateral. The aggregate value of the collateral as of the date hereof is equal to not less than $1,000,000.

        (g)  Accurate  Information.   All  information  heretofore,   herein  or
hereafter supplied to Secured Party by or on behalf of Debtor with respect to the Collateral is and will be accurate and complete in all material respects.

     6. Further Assurances; Covenants

        (a) Other Documents and Actions. Debtor will, from time to time, at its expense, promptly execute and deliver all further instruments and documents and take all further action that may be necessary or desirable, or that Secured Party may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable Secured Party to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, Debtor will: (i) execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary or desirable, or as Secured Party may reasonably request, in order to perfect and preserve the security interests granted or purported to be granted hereby; (ii) at any reasonable time, upon demand by Secured Party exhibit the Collateral to allow inspection of the Collateral by Secured Party or persons



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

designated by Secured Party; and (iii) upon Secured Party's request, appear in and defend any action or proceeding that may affect Debtor's title to or Secured Party's security interest in the Collateral.

        (b) Secured Party Authorized. Debtor hereby authorizes Secured Party to file one or more financing or continuation statements, and amendments thereto, relating to all or any part of the Collateral without the signature of Debtor where permitted by law.

        (c) Corporate or Name Change. Debtor will notify Secured Party promptly in writing at least 30 days prior to (a) any change in Debtor's name and (b) Debtor's commencing the use of any trade name, assumed name or fictitious name.

        (d) Business Locations. Debtor shall give Secured Party thirty (30) days' prior written notice of any change in its chief place of business or of any new location of business or any new location for any of the Collateral. With respect to any new location (which in any event shall be within the continental United States), Debtor shall execute such documents and take such actions as Secured Party reasonably deems necessary to perfect and protect the Security Interests.

        (e) Bailees. Except as set forth on Schedule 6(e), no Collateral shall at any time be in the possession or control of any warehouseman, bailee or Debtor's agents or processors without Secured Party's prior written consent and unless Secured Party, if Secured Party has so requested, has received warehouse receipts or bailee letters reasonably satisfactory to Secured Party prior to the commencement of such storage. Debtor shall, upon the request of Secured Party, notify any such warehouseman, bailee, agent or processor of the Security Interests.

        (f) Insurance. Debtor shall maintain insurance with respect to the Collateral of types and in amounts that are customary for similarly situated businesses. Debtor hereby directs all insurers under such policies of insurance with respect to its assets to pay all material proceeds of such insurance policies to Secured Party, up to the principal and interest due on the Note.

        (g) Taxes and Claims. Debtor will pay (i) all taxes, assessments and other governmental charges imposed upon the Collateral before any penalty accrues thereon and (ii) all claims (including claims for labor, services, materials and supplies) for sums that have become due and payable and that by law have or may become a lien upon any of the Collateral before any penalty or fine is incurred with respect thereto; provided that no such tax, charge or claim need be paid if a Debtor is contesting same in good faith by appropriate proceedings promptly instituted and diligently conducted and if Debtor has established such reserve or other appropriate provision, if any, as shall be required in conformity with generally accepted accounting principles consistently applied.

        (h) Collateral Description. Debtor will furnish to Secured Party, from time to time, statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as Secured Party may reasonably request, all in reasonable detail.



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

        (i) Use of Collateral. Debtor will not use or permit any Collateral to be used unlawfully or in violation of any provision of this Agreement or any applicable statute, regulation or ordinance or any policy of insurance covering any of the Collateral.

        (j) Records of Collateral. Debtor shall keep full and accurate books and records relating to the Collateral and shall stamp or otherwise mark such books and records in such manner as Secured Party may reasonably request indicating that the Collateral is subject to the Security Interests.

        (k) Other Information. Debtor will, promptly upon request, provide to Secured Party all information and evidence it may reasonably request concerning the Collateral to enable Secured Party to enforce the provisions of this Agreement.

     7. Secured Party Appointed Attorney-in-Fact. Debtor hereby irrevocably appoints Secured Party as its attorney-in-fact, with full authority in the place and stead of Debtor and in the name of Debtor, Secured Party or otherwise, from time to time in Secured Party's discretion to take any action and to execute any instrument that Secured Party may deem necessary or advisable after the occurrence and during the continuation of an Event of Default to accomplish the purposes of this Agreement, including, without limitation:

        (a) to obtain and adjust insurance required to be paid to Secured Party;

        (b) to ask, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for monies due and to become due under or in respect of any of the Collateral;

        (c) to file any claims or take any action or institute any proceedings that Secured Party may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of Secured Party with respect to any of the Collateral;

        (d) to pay or discharge taxes or liens, levied or placed upon or threatened against the Collateral, the legality or validity thereof and the amounts necessary to discharge the same to be determined by Secured Party in its sole discretion, and such payments made by Secured Party to become obligations of Debtor, due and payable immediately without demand and secured by the Security Interests; and

        (e) generally to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though Secured Party were the absolute owner thereof for all purposes, and to do, at Secured Party's option and Debtor's expense, at any time or from time to time, all acts and things that Secured Party deems necessary to protect, preserve or realize upon the Collateral.

Neither Secured Party nor any Person designated by Secured Party shall be liable for any acts or omissions or for any error of judgment or mistake of fact or law other than as a result of Secured



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

Party's or such Person's gross negligence or willful misconduct. This power, being coupled with an interest, is irrevocable so long as this Agreement shall remain in force.

     8. Transfers and Other Liens

         Debtor shall not without Secured Party's prior written consent:

        (a) Sell, assign (by operation of law or otherwise) or otherwise dispose of, or grant any option with respect to, any of the Collateral.

        (b) Create or suffer to exist any lien, security interest or other charge or encumbrance upon or with respect to any of the Collateral to secure indebtedness of any Person except for the security interest created by this Agreement.

     9. Events of Default.

        The occurrence of any one or more of the following events shall constitute an Event of Default by Debtor under this Agreement:

        (a) General Default. Debtor shall fail to observe or perform any covenant, obligation, term or condition contained in the Securities Purchase Agreement, the Note, or this Agreement.

        (b) Nonpayment. Debtor shall fail to pay any principal, interest or other amount owing under the Note or Securities Purchase Agreement when and as the same shall be due and payable.

        (c) Material Misrepresentations. Any representation or warranty of the Debtor set forth herein shall prove to have been false in any material respect at the time it was given.

        (d) Going Concern. Debtor shall terminate its corporate existence or shall cease to operate as a going concern.

        (e) Other. The occurrence of any "Event of Default" as that term is defined in Securities Purchase Agreement that is not cured within the applicable cure period.

     10. Remedies

         (a) If any Event of Default shall have occurred and be continuing, Secured Party may declare the entire outstanding principal amount of the Note immediately due and payable.

         (b) If any Event of Default shall have occurred and be continuing, Secured Party may exercise in respect of the Collateral, in addition to all other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the



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

UCC  (whether or not the UCC applies to the affected  Collateral)  and also may:
(i) require Debtor to, and Debtor hereby agrees that it will, at its expense and upon request of Secured Party forthwith, assemble all or part of the Collateral as directed by Secured Party and make it available to Secured Party at a place to be designated by Secured Party which is reasonably convenient to both parties; (ii) without notice or demand or legal process, enter upon any premises of Debtor and take possession of the Collateral; (iii) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of Secured Party's offices or elsewhere, at such time or times, for cash, on credit or for future delivery, and at such price or prices and upon such other terms as Secured Party may deem commercially reasonable; (iv) notify the obligors on any Accounts or Instruments to make payments thereunder directly to Secured Party; and (v) without notice to Debtor, renew, modify or extend any of the Accounts and Instruments or grant waivers or indulgences with respect thereto or accept partial payment thereof, or substitute any obligor thereon, in any manner as Secured Party may deem advisable, without affecting or diminishing Debtor's continuing obligations hereunder. Debtor agrees that, to the extent notice of sale shall be required by law, at least ten days' notice to Debtor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. At any sale of the Collateral, if permitted by law, Secured Party may bid (which bid may be, in whole or in part, in the form of cancellation of indebtedness) for the purchase of the Collateral or any portion thereof for the account of Secured Party. Secured Party shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefore, and such sale may, without further notice, be made at the time and place to which it was so adjourned. To the extent permitted by law, Debtor hereby specifically waives all rights of redemption, stay or appraisal which it has or may have under any law now existing or hereafter enacted.

         (c) Upon the occurrence of an Event of Default hereunder, Secured Party shall have the right to enter upon the premises of Debtor where the Collateral is located (or is believed to be located) without any obligation to pay rent to Debtor, or any other place or places where the Collateral is believed to be located and kept, to render the Collateral useable or saleable, to remove the Collateral therefrom to the premises of Secured Party or any agent of Secured Party for such time as Secured Party may desire in order to effectively collect or liquidate the Collateral, and/or to require Debtor to assemble the Collateral and make it available to Secured Party at a place or places to be designated by Secured Party. Upon the occurrence of an Event of Default hereunder, Secured Party shall have the right to take possession of Debtor's original books and records, to obtain access to Debtor's data processing equipment, computer hardware and software relating to the Collateral and to use all of the foregoing and the information contained therein in any manner Secured Party deems appropriate; and Secured Party shall have the right to notify postal authorities to change the address for delivery of Debtor's mail to an address designated by Secured Party and to receive, open and dispose of all mail addressed to Debtor.

     11. Limitation on Duty of Secured Party with Respect to Collateral. Beyond the safe custody thereof, Secured Party shall have no duty with respect to any Collateral in its possession or control (or in the possession or control of any agent or bailee) or with respect to any income thereon or the preservation of rights against prior parties or any other rights pertaining thereto. Secured Party



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

shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which it accords its own property. Secured Party shall not be liable or responsible for any loss or damage to any of the Collateral, or for any diminution in the value thereof, by reason of the act or omission of any warehouseman, carrier, forwarding agency, consignee or other agent or bailee selected by Secured Party in good faith.

     12. Application of Proceeds. Upon the occurrence and during the continuance of an Event of Default, the proceeds of any sale of, or other realization upon, all or any part of the Collateral shall be applied: first, to all fees, costs and expenses incurred by Secured Party with respect to the Collateral; and second, to the Secured Obligations. Secured Party shall pay over to Debtor any surplus and Debtor shall remain liable for any deficiency.

     13. Expenses. Debtor agrees to pay all insurance expenses and all expenses of protecting, storing, warehousing, appraising, insuring, handling, maintaining and shipping the Collateral, all costs, fees and expenses of perfecting and maintaining the Security Interests, and any and all excise, property, sales and use taxes imposed by any state, federal or local authority on any of the Collateral, or with respect to periodic appraisals and inspections of the Collateral, or with respect to the sale or other disposition thereof. If Debtor fails promptly to pay any portion of the above expenses when due or to perform any other obligation of Debtor under this Agreement, Secured Party may, at its option, but shall not be required to, pay or perform the same, and Debtor agrees to reimburse Secured Party therefore on demand. All sums so paid or incurred by Secured Party for any of the foregoing, any and all other sums for which Debtor may become liable hereunder and all costs and expenses (including attorneys' fees, legal expenses and court costs) incurred by Secured Party in enforcing or protecting the Security Interests or any of their rights or remedies under this Agreement shall be payable on demand, shall constitute Secured Obligations, shall bear interest until paid at the rate provided in the Note and shall be secured by the Collateral.

     14. Termination of Security Interests; Release of Collateral. Upon payment in full of all Secured Obligations, this Agreement shall terminate the Security Interests and all rights to the Collateral shall revert to Debtor. Upon such termination of the Security Interests or release of any Collateral, Secured Party will, at the expense of Debtor, execute and deliver to Debtor such documents as Debtor shall reasonably request to evidence the termination of the Security Interests or the release of such Collateral, as the case may be.

     15. Notices. Each notice,  communication and delivery under this Agreement:
(a) shall be made in writing signed by the party giving it; (b) shall specify the section of this Agreement pursuant to which given; (c) shall either be delivered in person or by telecopier, a nationally recognized next business day courier service or Express Mail; (d) unless delivered in person, shall be given to the address specified below; (e) shall be deemed to be given (i) if delivered in person, on the date delivered, (ii) if sent by telecopier, on the date of telephonic confirmation of receipt, (iii) if sent by a nationally recognized next business day courier service with all costs paid, on the next business day after it is delivered to such courier, or (iv) if sent by Express Mail (with postage and other fees paid), on the next business day after it is mailed. Such notice shall not be effective unless copies are



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provided  contemporaneously  as specified  below, but neither the manner nor the time of giving notice to those to whom copies are to be given (which need not be the same as the addressee) shall control the date notice is given or received. The addresses and requirements for copies are as follows:

         If to Debtor:

                SmartServ Online, Inc.
                Metro Center
                One Station Place
                Stamford, CT  06902
                Telecopier No.  203-353-5962
                Confirmation No.  203-353-5950
                Attention:  Chief Financial Officer

         If to Secured Party:

                Global Capital Funding Group, L.P.
                106 Colony Park Drive
                Suite 900
                Cumming, GA  30040
                Attn: Lewis N. Lester
                Telecopier No.678-947-6499
                Confirmation No.678-947-0028

                with a copy to:

                Global Capital Advisors, Ltd.
                106 Colony Park Drive, Suite 900
                Cumming, GA 30040
                Attention: Sharon Bauer Berman
                Telecopier No.  678-947-6499

     16. Waivers, Non-Exclusive Remedies, Severability. Except as otherwise expressly set forth in any particular provision of this Agreement, any consent or approval required or permitted by this Agreement to be given by Secured Party may be given, and any term of this Agreement or of any other instrument related hereto or mentioned herein may be amended, and the performance or observance by Debtor of any term of this Agreement, the Securities Purchase Agreement or the Note may be waived (either generally or in a particular instance and either retroactively or prospectively) with, but only with, the written specific consent of Secured Party. No waiver shall extend to or affect any obligation not expressly waived or impair any right consequent thereon. No course of dealing or delay or omission on the part of Secured Party in exercising any right shall operate as a waiver thereof or otherwise be prejudicial thereto. No notice to or demand upon Debtor shall entitle Debtor to other or further notice or demand in similar or other circumstances. The rights in this Agreement, the Securities Purchase Agreement and the Note are cumulative and are not exclusive of any other remedies provided by law. The invalidity, illegality or unenforceability of any provision in or obligation under this Agreement shall not affect or impair the validity, legality or enforceability of the remaining provisions or obligations under this Agreement.

     17. Successors and Assigns. This Agreement is for the benefit of Secured Party and its successors and assigns, and in the event of an assignment of all or any of the Secured Obligations, the rights hereunder, to the extent applicable to the Secured Obligations so assigned, may be transferred with such Secured Obligations. This Agreement shall be binding on Debtor and its successors and assigns, provided that Debtor shall not assign this Agreement without Secured Party's prior written consent.

     18. Changes in Writing. No amendment, modification, termination or waiver of any provision of this Agreement or consent to any departure by Debtor therefrom, shall in any event be effective without the written concurrence of Secured Party and Debtor.

     19. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to the conflicts of law principles thereof.

     20. Headings. Cross reference pages and headings contained herein are for convenience of reference only, do not constitute a part of this Agreement, and shall not be deemed to limit or affect any of the provisions hereof.

     21. Counterparts. This Agreement may be executed by each party upon a separate copy, and in such case one counterpart of this Agreement shall consist of enough of such copies to reflect the signatures of all of the parties. This Agreement may be executed in two or more counterparts, each of which shall be an original, and each of which shall constitute one and the same agreement. Any party may deliver an executed copy of this Agreement and of any documents contemplated hereby by facsimile transmission to another party and such delivery shall have the same force and effect as any other delivery of a manually signed copy of this Agreement or of such other documents.





                             SIGNATURE PAGE FOLLOWS








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



     DULY EXECUTED and delivered by the parties on the date first written above.


                                      SMARTSERV ONLINE, INC.


                                      By:   /s/ Thomas W. Haller
                                           -------------------------------------
                                      Name:   Thomas W. Haller
                                      Title:  Senior Vice President and
                                              and Chief Financial Officer




                                      GLOBAL CAPITAL FUNDING GROUP, L.P.
                                      By its General Partner, Global Capital
                                      Management Services, Inc.


                                      By:    /s/ Lewis N. Lester
                                             -----------------------------------
                                      Name:  Lewis N. Lester
                                      Title: President




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


                                    EXHIBIT A
                                   COLLATERAL

     All right, title and interest of Debtor now owned or hereafter acquired in and to the following (collectively, the "Collateral"):

(1) All equipment, including but not limited to all computer data communications and network control equipment, storage devices, software (excluding software which is created, developed, modified or customized by the Debtor for sale or lease by the Debor to others), and firmware, and all additions, accessions, substitutions, attachments, improvements, repairs thereto, and all fixtures;

(2) All accounts, contracts rights, inventory, general intangibles (excluding software which is created, developed, modified or customized by the Debtor for sale or lease by the Debtor to others), chattel paper, documents, letter of credit rights, investment property, tax refund and insurance proceeds of the Debtor; and

(3) All products and proceeds of the foregoing, and, in any event, (a) any and all proceeds of any insurance, indemnity or warranty payable to the Debtor from time to time with respect to any of the Collateral, (b) any and all payments made or due and payable to the Debtor from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any governmental authority, (c) any and all recoveries by the Debtor against third parties with respect to any litigation or dispute concerning any of the Collateral, and (d) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral, upon disposition or otherwise.

                                  SCHEDULE 5(b)
                             PRIOR SECURITY INTEREST



Hewlett-Packard lien resulting from the secured lending facility entered into on September 28, 2000, as amended on September 9, 2002:

     All right, title and interest of SmartServ Online, Inc. ("Debtor") now owned or hereafter acquired in and to the following (collectively, the "Collateral"):

(1) All Hewlett-Packard equipment and other equipment, including but not limited to all computer data communications and network control equipment, storage devices, software (excluding software which is created, developed, modified or customized by the Debtor for sale or lease by the Debor to others), and firmware, and all additions, accessions, substitutions, attachments, improvements, repairs thereto, and all fixtures;

(2) All accounts, contracts rights, inventory, general intangibles (excluding software which is created, developed, modified or customized by the Debtor for sale or lease by the Debtor to others), chattel paper, documents, letter of credit rights, investment property, tax refund and insurance proceeds of the Debtor; and

(3) All products and proceeds of the foregoing, and, in any event, (a) any and all proceeds of any insurance, indemnity or warranty payable to the Debtor from time to time with respect to any of the Collateral, (b) any and all payments made or due and payable to the Debtor from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any governmental authority, (c) any and all recoveries by the Company against third parties with respect to any litigation or dispute concerning any of the Collateral, and (d) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral, upon disposition or otherwise.

                                SCHEDULE 5(c)(i)
                           PRINCIPAL BUSINESS ADDRESS


The following address is the chief place of business, the chief executive office, and the office where the books and records are kept:

SmartServ Online, Inc.
One Station Place, Stamford, CT 06902

                                SCHEDULE 5(d)(i)

                                  SCHEDULE 6(e)
                             WHAREHOUSED COLLATERAL

Certain computer hardware and equipment is wharehoused at the following location:

Wm. B. Meyer
Moving and Storage
181 Rte 117 Bypass
Bedford Hills, NY 10507

Contact: Pat or Stan - 914-243-0100